UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2022

Kinetik Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38048	81-4675947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2700 Post Oak Blvd., Suite 300 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

(713) 621-7330

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	KNTK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 1, 2022, Kinetik Holdings Inc. (the “Company”) issued a news release announcing that, subject to market conditions, the Company’s subsidiary, Kinetik Holdings LP (“Kinetik LP”), intends to commence a private offering (the “Notes Offering”) of $1.0 billion aggregate principal amount of Sustainability-Linked Senior Notes due 2030 (the “Notes”). Kinetik LP intends to use the net proceeds from the Notes Offering, together with cash on hand and proceeds from its new unsecured term loan credit facility, to repay all outstanding borrowings under its existing credit facilities and to pay certain fees and expenses. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act, or the Exchange Act.

Item 8.01.	Other Events.

On June 1, 2022, in connection with the Notes Offering, the Company provided certain unaudited pro forma condensed combined financial information of the Company for the three months ended March 31, 2022 and the year ended December 31, 2021 to potential investors. The pro forma financial information is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description

99.1	Press Release, dated June 1, 2022.

99.2	Unaudited pro forma condensed consolidated combined financial statements of Kinetik Holdings Inc. for the three months ended March 31, 2022 and the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2022

KINETIK HOLDINGS INC.

By:	/s/ Todd Carpenter
Name:	Todd Carpenter
Title:	General Counsel, Secretary and Chief Compliance Officer

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